PROPERTY AGREEMENT

THIS AGREEMENT is made effective the 15th day of December, 2006.

BETWEEN:

Kenneth Ralfs, an individual residing at 9620 William Rd., Richmond, BC, Canada, V7A 1H2.

(hereinafter called “Ralfs”)

OF THE FIRST PART

AND:

Feliberto Gurat, Trustee for Gurata Gold, Inc. a company duly incorporated under the laws of the State of Nevada, each having an office at 1403-1200 Alberni St., Vancouver, BC, Canada, V6E 1A6.

(hereinafter called “Gurat” and “Gurata” respectively)

OF THE SECOND PART

WHEREAS:

1.

Ralfs is the sole beneficial owner of 100% of the right, title and interest in and to the Gate 1 Mineral Claim, which is situated in the Atlin Mining Division, which mineral claim is more particularly described in Schedule “A” attached hereto and forming part of hereof (hereinafter called the “Claim”); and

2.

The parties now wish to enter into an agreement granting to Gurata through Gurat an undivided 100% of the right, title and interest in and to the Claim on the terms and conditions are hereinafter set forth.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and the mutual promises, covenants and agreements herein contained, the parties hereto agree as follows:

1.

Representation and Warranties

1.1

Gurata represents and warrants to Ralfs that:

(a)

Gurata is a body corporate duly incorporated, organized and validly subsisting under the laws of its incorporating jurisdiction;

(b)

Gurata has full power and authority to carry on its business and to enter into this Agreement and any agreement or instrument referred to or contemplated herein.

(c)

neither the execution and delivery of this Agreement nor any of the agreements referred to herein or contemplated hereby, nor the consummation of the transactions hereby contemplated will conflict with, result in the breach of or accelerate the performance required by any agreement to which Gurata is a party; and

(d)

the execution and delivery of this Agreement and the agreements contemplated hereby will not violate or result in the breach of the laws of any jurisdiction applicable or pertaining thereto or of Gurata constating documents.

1.2

Ralfs represents and warrants to Gurata:

(a)

the Claim consists of the Gate 1 Mineral Claim which has been duly and validly staked and recorded, as accurately described in Schedule “A”, is presently in good standing under the laws of the jurisdiction in which they are located and, except as set forth herein, is free and clear of all liens, charges and encumbrances;

(b)

Ralfs is the owner of a 100% interest in and to the Claim and has the exclusive right to enter into this Agreement and all necessary authority to dispose of an undivided 100% interest in and to the Claim in accordance with the terms of this Agreement;

(c)

no person, firm or corporation has any proprietary or possessory interest in the Claim other than Ralfs and no person is entitled to any royalty or other payment in the nature of rent or royalty on any minerals, ores, metals or concentrates or any such products removed from the Claim;

(d)

neither the execution and delivery of this Agreement nor any of the agreements referred to herein or contemplated hereby, nor the consummation of the transactions hereby contemplated will conflict with, result in the breach of or accelerate the performance required by any agreement to which Ralfs is a party or by which Ralfs is bound; and

(e)

the execution and delivery of this Agreement and the agreements contemplated hereby will not violate or result in the breach of the laws of any jurisdiction applicable or pertaining thereto.

1.3

The representation and warranties hereinbefore set out are conditions on which the parties have relied in entering into this Agreement and will survive the acquisition of any interest in the Claim by Gurata and each party will indemnify and save the other party harmless from all loss, damage, costs, actions and suits arising our of or in connection with any breach or any representation, warranty, covenant, agreement or condition made by the other party and contained herein.

2.

Purchase Price

2.1

Ralfs hereby gives and grants to Gurata an undivided 100% of the right, title and interest of Ralfs in and to the Claim, in accordance with the terms of this Agreement for and in consideration of $1,000 United States dollars on the Effective Date.

3.

Transfer of Title

3.1

Ralfs hereby transfers and assigns to Gurata an undivided 100% of the right, title and interest in and to the Claim. Upon execution of this Agreement, Ralfs shall execute and deliver any and all documents required of it to deliver registered title of the Claim to Gurata's trustee Gurat.

4.

Covenants of Ralfs

4.1

Ralfs will:

(a)

not do any act or thing which would or might in any way adversely affect the rights of Gurata hereunder;

(b)

make available to Gurata and its representatives all records and files in the possession of Ralfs relating to the Claim and permit Gurata and its representatives at its own expense to take abstracts therefrom and make copies thereof; and

(c)

promptly provide Gurata with any and all notices and correspondence from government agencies in respect of the Claim.

5.

Covenants of Gurata

5.1

Gurata will not do any act or thing which would or might any way adversely affect the rights of Ralfs hereunder.

6.

Further Assurances

6.1

The parties hereto agree that they and each of them will execute all documents and do all acts and things within their respective powers to carry out and implement the provisions or intent of this Agreement.

7.

Notice

7.1

Any notice, direction or other instrument required or permitted to be given under this Agreement will be in writing and will be given by the delivery or facsimile transmission or the same or by mailing the same by prepaid registered or certified mail in each case addressed as follows:

(a)

if to Gurata Gold, Inc.
1403-1200 Alberni St.
Vancouver, BC, Canada, V6E 1A6

(b)

if to Kenneth Ralfs
9620 William Rd.
Richmond, BC, Canada, V7A 1H2

7.2

Any notice, direction or other instrument aforesaid will, if delivered by courier or facsimile transmission, be deemed to have been given and received on the next business day following the day on which it was delivered or sent by facsimile, and if mailed, be deemed to have been given and received on the fifth business day following the day of mailing, except in the event of disruption of the postal services in which event notice will be deemed to be received only when actually received.

7.3

Any party at any time give to the other notice in writing of any change of address of the party giving such notice and from and after the giving of such notice, the address or addresses of such party for the purpose of giving notice hereunder.

8.

Headings

8.1

The headings to the respective sections herein will not be deemed part of this Agreement but will be regarded as having been used for convenience only.

9.

Payment

9.1

All references to monies hereunder will be in Canadian funds except where otherwise designated. All payments to be made to any party hereunder will be mailed or delivered to such party at its address for notice purposes as provided herein, or for the account of such party at such bank or banks in Canada as such party may designate from time to time by written notice. Said banks or banks will be deemed the agent of the designating party for the purpose of receiving and collecting such payment.

10.

Enurement

10.1

This Agreement will enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

11.

Terms

11.1

The terms and provisions of this Agreement shall be interpreted in accordance with the laws of British Columbia.

12.

Entire Agreement

12.1

This agreement constitutes the entire agreement between the parties and replaces and supersedes all prior agreements, memoranda, correspondence, communications, negotiations and representations, whether verbal or written, express or implied, statutory or otherwise between the parties with respect to the subject matter herein.

13.

Time of Essence

13.1

Time will be of the essence in this Agreement.

14.

Enforcement of Agreement

14.1

The covenants, promises, terms and conditions contained herein will be binding upon the parties jointly and severally any may be enforced by each as against each other interests.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

Gurata Gold, Inc. Per: /s/ Feliberto Gurat by its Authorized Trustee, Feliberto Gurat	Kenneth Ralfs Per: /s/ Kenneth Ralfs Kenneth Ralfs

This is Schedule “A” to a Property Agreement made as of the 15th day of December, 2006 between Kenneth Ralfs and Gurata Gold, Inc.

Claim Name	Tenure Number	Expiry Date
Gate 1	527388	2007.02.10